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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)      October 31, 2001
                                                 ------------------------------


                         American Restaurant Group, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

              33-48183                                   33-0193602
      ------------------------              -----------------------------------
      (Commission File Number)              (I.R.S. Employer Identification No.)

   4410 El Camino Real, Suite 201 Los Altos, CA                 94022
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    (Address of Principal Executive Offices)                  (Zip Code)

                                 (650) 949-6400
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)




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ITEM 5.   OTHER EVENTS AND REGULATION FD DISCLOSURE

American Restaurant Group, Inc. (the "Company") yesterday announced acceptance of tenders and consents pursuant to its exchange offer (the "Offer") for all of its outstanding 11 1/2% Series B Senior Secured Notes due 2003 (the "Old Notes") held by qualified institutional buyers, as defined under the Securities Act of 1933, as amended ("Holders"). All conditions to consummation of the Offer were satisfied. The expiration date of the Offer was extended earlier yesterday to 12:00 Midnight, New York City time, on Wednesday, October 31, 2001 and any Old Notes validly tendered for exchange prior to such expiration were also accepted by the Company. The Company accepted $113,068,000 aggregate principal amount of Old Notes (or over 79.2% of the total issued and outstanding amount) tendered by Holders and $139,192,000 aggregate principal amount of Old Notes (or over 97.6% of the total issued and outstanding amount) with respect to which Holders had delivered consents to the proposed amendments of the indenture governing the Old Notes. After the consummation of the Offer and transactions related thereto, the Company has no further payment obligations with respect to over 97.6% of the total issued and outstanding Old Notes. The payment of consideration to tendering Holders will be made as promptly as practicable after the execution of the supplemental indenture reflecting the adopted proposed amendments.

In addition, the Company has consummated the offering of $30,000,000 aggregate principal amount of its 11 1/2% Series C Senior Secured Notes due 2006 (the "New Notes") in a private offering to qualified institutional buyers. The Company plans to apply the net proceeds from the sale of the additional New Notes to refinance its existing indebtedness, to pay the accrued and unpaid interest with respect to the Notes, and for general corporate purposes. The New Notes offered in the private placement and the exchange offer have not been registered under the Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements.

This Form 8-K may contain "Forward-Looking Statements" within the meaning of
Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this Form 8-K may constitute forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from the Company's expectations because of changes in operating performance, project schedules, and other technical and economic factors.

Company Contact:           Patrick J. Kelvie
                           (650) 949-6400




ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS


99.1 Press Releases




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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                         AMERICAN RESTAURANT GROUP, INC.
                                         -------------------------------
                                                   (Registrant)



Date:    November 1, 2001               By:  /s/ Ralph S. Roberts
         -----------------                 ---------------------------
                                                  Ralph S. Roberts
                                           Chief Executive Officer and President